Exhibit 10.1

                                  AMINCOR, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

OPTIONEE: [INSERT NAME]

GRANT DATE: DECEMBER 31, 2010

PER SHARE EXERCISE PRICE: $2.80/SHARE

NUMBER OF OPTION SHARES SUBJECT TO THIS OPTION: [INSERT NUMBER OF OPTIONS]

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), dated as of the Grant Date specified above, is entered into by and between AMINCOR, INC., a Nevada corporation (the "Company"), and the Optionee specified above; and

     WHEREAS, it has been determined that it would be in the best interests of the Company to grant the non-qualified stock option provided for herein to the Optionee;

     NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee, as of the Grant Date specified above, a non-qualified stock option (this "Stock Option") to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of the Company Common Stock (the "Common Stock") specified above (the "Option Shares"). This Stock Option is not to be treated as (and is not intended to qualify as) an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. No Dividend Equivalents. The Optionee shall not be entitled to receive a cash payment in respect of the Option Shares underlying this Stock Option on any dividend payment date for the Common Stock.

     3. Exercise of this Stock Option. This Stock Option shall vest and become exercisable as follows:

     * 50% of the total Option Shares, on the first anniversary of the Grant Date, provided the Optionee is still employed by or performing services at such time for the Company and/or one of its subsidiaries;
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     *    100%of the total Option Shares, on the second anniversary of the Grant
          Date, provided the Optionee is still employed by or performing services at such time for the Company and/or one of its subsidiaries;

     Unless earlier terminated in accordance with the terms and provisions of this Agreement, this Stock Option shall expire and shall no longer be exercisable after the fifth anniversary of the Grant Date (the "Option Period"). In no event shall this Stock Option be exercisable for a fractional share of Common Stock.

     4. Method of Exercise and Payment. This Stock Option shall be exercised by the Optionee by delivering to the Secretary of the Company or his designated agent on any business day (the "Exercise Date") a written notice, in such manner and form as may be required by the Company, specifying the number of the Option Shares the Optionee then desires to acquire (the "Exercise Notice"). The Exercise Notice shall be accompanied by payment of (i) the aggregate Per Share Exercise Price for such number of the Option Shares to be acquired upon such exercise and (ii) the amount necessary to cover any applicable withholding or other taxes due upon exercise of this Stock Option. Such payment shall be made in cash, by certified check, bank draft or money order payable to the order of the Company or by any other method acceptable to the Company, in its sole discretion.. The exercise of any portion of this Stock Option shall be contingent upon the Optionee (or his or her estate or designated beneficiary(ies)) becoming a party to, or executing, any stockholders, shareholders or subscription agreement that the Company, in its sole discretion, determines to be appropriate. Any such agreement may, in the sole discretion of the Company, include drag-along rights, call rights upon termination of employment, transfer restrictions, rights of first refusal, and any other terms and conditions that the Company determines to be appropriate.

     5. Changes in Capitalization and Other Matters.

     5.1 No Corporate Action Restriction. The existence of this Stock Option shall not limit, affect or restrict in any way the right or power of the Board of Directors of the Company (the "Board") or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any subsidiary's capital structure or its business,
(b) any merger, consolidation or change in the ownership of the Company or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any subsidiary, (e) any sale or transfer of all or any part of the Company's or any subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. The Optionee shall not have any claim against any member of the Board, the Company or any subsidiary, or any employees, officers, stockholders or agents of the Company or any subsidiary as a result of any such action.

     5.2 Changes in Capital Structure. This Stock Option shall be subject to adjustment or substitution, as determined by the Board in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to this Stock Option or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding stock or in the capital

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structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Grant Date or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to the Optionee, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the this Stock Option. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Notwithstanding the above, in the event of any of the following,

     A. The Company is merged or consolidated with another corporation or entity;

     B. All or substantially all of the assets of the Company are acquired by another person;

     C.   The reorganization or liquidation of the Company; or

     D. The Company entering into a written agreement to undergo an event described in clauses A or B above;

then the Board may, in its discretion, cancel this Stock Option and cause the Optionee to be paid, in cash or stock (including any stock of a successor or acquirer), or any combination thereof, the value of this Stock Option, as determined the Board, based upon the excess of the value of a share of Common Stock over the exercise price per share (and if the exercise price equals or exceeds the value of a share of Common Stock, then the Optionee shall not be entitled to any payment as a result of the cancellation of this Stock Option).

     6. Administration. This Stock Option shall be administered by the Board. The Board is authorized to construe and interpret this Agreement and to promulgate, amend and rescind rules and regulations relating to the implementation and administration of this Agreement. The Board shall make all determinations necessary or advisable for the implementation and administration of this Stock Option, including, but not limited to, interpreting this Stock Option and correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies) in this Agreement. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, or implementation of this Stock Option shall be final, conclusive and binding on the Optionee and any person(s) claiming under or through the Optionee.

     7. Termination of Employment.

     7.1 If the Optionee's employment with the Company and/or one of its subsidiaries terminates for any reason (other than Cause), then this Stock Option shall terminate ninety (90) days after the date of such termination, but

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not beyond the expiration of the Option Period, and thereafter this Stock Option shall be forfeited by the Optionee and cancelled by the Company.

     7.2 If the Optionee's employment with the Company and/or one of its subsidiaries is terminated by the Company for Cause (as defined below), then this Stock Option shall immediately terminate on the date of such termination and thereafter this Stock Option shall be forfeited by the Optionee and cancelled by the Company. For purposes of this Agreement, "Cause" shall mean a finding by the Company that Optionee has:

          (i) failed to perform his material duties as may be reasonably assigned to him;

          (ii) engaged in negligence or misconduct in connection with or arising out of the performance of his duties;

          (iii) been under the influence of drugs or alcohol during the performance of his duties for the Company, or while under the influence of such drugs or alcohol, engages in inappropriate conduct during the performance of his duties under this Agreement;

          (iv) has been found by the Board or a committee thereof, or a body, panel or tribunal, of competent jurisdiction to have engaged in behavior that would constitute grounds for liability for sexual harassment (as proscribed by the U.S. Equal Employment Opportunity Commission Guidelines, the New York State Division of Human Rights or any other applicable state regulatory body) or other conduct violative of laws governing the workplace; provided, that, such finding is not subject to further appeal; or

          (v) been convicted on any felony or charge of fraud, larceny, misappropriation of funds, embezzlement or a crime of moral depravity.

     7.3 The Board or the Committee, in its sole discretion, may determine that all or any portion of this Stock Option may remain exercisable for an additional specified time period after the period specified above in this Section 7 expires (subject to any other applicable terms and provisions of this Agreement), but not beyond the expiration of the Stock Option Period.

     7.4 If the Optionee's employer ceases to be a Subsidiary of the Company, that event shall be deemed to constitute a termination of employment under
Section 7.1 above.

     8. Non-transferability. (i) this Stock Option, and any rights or interests therein, shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee), other than by testamentary disposition by the Optionee or by the laws of descent and distribution, (ii) this Stock Option shall not be pledged, encumbered or otherwise hypothecated in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee) and shall not be subject to execution, attachment or similar

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     legal process, and (iii) any attempt to sell, exchange, pledge, transfer, assign, encumber or otherwise dispose of or hypothecate this Stock Option, or the levy of any execution, attachment or similar legal process upon this Stock Option, contrary to the terms of this Agreement shall be null and void and without legal force or effect.

     9. Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to stock options. The Board or the Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time; provided, however, that no such modification or amendment shall materially adversely affect the rights of the Optionee under this Stock Option without the consent of the Optionee; provided, further, that the Board may amend this Agreement without the consent of the Optionee in any way it determines appropriate in order to satisfy the requirements of Section 409A of the Code and the regulations promulgated thereunder. This Agreement may also be modified or amended by a writing signed by both the Company and the Optionee. The Company shall give written notice to the Optionee of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

     10. Notices. Any Exercise Notice or other notice which may be required or permitted under this Agreement shall be in writing, and shall be delivered in person or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

     10.1 If such notice is to the Company, to the attention of the Secretary of Amincor, Inc., 1350 Avenue of the Americas, 24th Floor, New York, NY 10019 or at such other address as the Company, by notice to the Optionee, shall designate in writing from time to time.

     10.2 If such notice is to the Optionee, at his or her address as shown on the Company's records, or at such other address as the Optionee, by notice to the Company, shall designate in writing from time to time.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof.

     12. Compliance with Laws. The issuance of this Stock Option (and the Option Shares upon exercise of this Stock Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the respective rules and regulations promulgated thereunder), any other law or regulation applicable thereto, and the rules of any exchange upon which the Common Stock is traded. The Company shall not be obligated to issue this Stock Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements.

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     13. No Right to Employment. Neither the granting of this Stock Option, nor the execution of this Agreement, shall confer upon Optionee any right to continued employment, with the Company or any subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any subsidiary to terminate the employment of Optionee at any time for any reason, even if such termination adversely affects such this Stock Option.

     14. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Optionee shall not assign any part of this Agreement without the prior express written consent of the Company.

     15. Withholding. The Company may, in its sole discretion and in lieu of requiring the Optionee to pay to the Company an amount necessary to cover any applicable withholding or other taxes due upon the exercise of this Stock Option, permit the Optionee to satisfy the applicable withholding requirements by deducting from any payment or settlement under this Stock Option, any federal, state, local, foreign, or other taxes of any kind which the Company is required to withhold.

     16. Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or PDF, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     17. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     18. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated thereunder.

     19. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the Company has caused this Non-Qualified Stock Option
Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the Grant Date specified above.

                                       AMINCOR, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       -----------------------------------------
                                       Optionee

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